                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 23, 1996


                     Cargill Financial Services Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                     33-96500                41-1492786
- -------------------------------      ----------------        -------------------
(State or Other Jurisdiction of      (Commission File         (I.R.S. Employer
         Incorporation)                   Number)            Identification No.)

           6000 Clearwater Drive
            Minnetonka, Minnesota                           55343
            (Address of Principal                        ------------
              Executive Offices)                         (Zip Code)

        Registrant's telephone number, including area code (612) 984-0979
                                                            -------------


                                    No Change
- -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

        Item 5.  Other Events

               In connection with the offering of Access Financial Mortgage Loan Trust 1996-3 Mortgage Loan Pass-Through Certificates, Series 1996-3, described in a Prospectus Supplement dated as of August 23, 1996, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

       Item 7.   Financial  Statements,  Pro  Forma  Financial  Information  and
                 Exhibits.

       (a)  Not applicable

       (b)  Not applicable

       (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).

                                   SIGNATURES

               Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                     CARGILL FINANCIAL SERVICES CORPORATION
                     --------------------------------------
                          as Sponsor and on behalf of Access Financial Mortgage Loan Trust 1996-3 Registrant

                                     By:  /s/ Jeffrey A. Hilligoss
                                        -------------------------------
                                        Name:   Jeffrey A. Hilligoss
                                        Title:  Vice President

Dated:  August 28, 1996

                                  EXHIBIT INDEX

Exhibit No.             Description                         Page No.
- ----------              -----------                         --------
99.1                    Related Computational Materials         6
                        (as defined in Item 5 above).